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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 31, 2007

                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)

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
        MICHIGAN                          0-452                   38-1093240
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

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
        100 EAST PATTERSON STREET
           TECUMSEH, MICHIGAN                                       49286
(Address of principal executive offices)                          (Zip Code)
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       Registrant's telephone number, including area code: (517) 423-8411

                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
     APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On January 31, 2007, effective immediately, our board of directors appointed Kevin E. Sheehan to the board of directors. The board also appointed Mr. Sheehan to our Audit Committee and to our Governance, Compensation, and Nominating Committee.

     Mr. Sheehan's appointment to the Audit Committee brings us back into compliance with the audit committee requirements of Nasdaq's Marketplace Rule 4350.

     Mr. Sheehan, 61, recently retired after 13 years with CID Capital, an investment firm with offices in Chicago, Indianapolis and Columbus, Ohio. He is currently affiliated with Cambridge Ventures, L.P., an Indianapolis-based small business investment company. Mr. Sheehan also recently formed Glenbeigh Advisors, an Indianapolis-based firm providing board and consulting services to public and private companies. Mr. Sheehan since 1990 has been a director of Flowserve Corporation (NYSE: FLS), where he serves as non-executive chairman and as a member of the board's finance committee.

     As a director, Mr. Sheehan will receive a monthly retainer of $2,500, a $1,500 fee for each board meeting attended, and a $1,200 fee for each committee meeting attended and will be entitled to reimbursement for travel expenses. He also will be eligible to receive phantom share awards under our Director Retention Phantom Share Plan, under which each non-employee director receives an annual award denominated in phantom Class A shares. The minimum award is $5,000, and the maximum is 100% of the director's annual retainer fee. The board of directors makes the awards at its organizational meeting following each annual meeting of shareholders on the basis of our actual return on equity for the preceding year as compared to a target established for that year. In addition, Mr. Sheehan will be eligible to participate in our Outside Directors' Voluntary Deferred Compensation Plan, under which our non-employee directors can elect to defer receipt of a portion of their retainers and meeting fees.

ITEM 7.01 REGULATION FD DISCLOSURE.

     On February 5, 2007, we issued a press release about Mr. Sheehan's joining our board. We are furnishing a copy of the press release as an exhibit to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibit is furnished with this report:

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
Exhibit No.   Description
-----------   -----------
    99.1      Press release issued February 5, 2007
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TECUMSEH PRODUCTS COMPANY


Date: February 5, 2007                  By /s/ James S. Nicholson
                                           -------------------------------------
                                           James S. Nicholson
                                           Vice President, Treasurer and Chief
                                           Financial Officer

     NOTE: The information in Item 7.01 of this report and the related exhibit is not to be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section unless the registrant specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

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                                  EXHIBIT INDEX

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
Exhibit No.   Description
-----------   -----------
    99.1      Press release issued February 5, 2007
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